UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 28, 2002

                                GenTek Inc.
                                ------------

              (Exact Name of Registrant as Specified in Charter)

    Delaware                   001-14789                  02-0505547
    ---------                  ----------                 ----------
(State or other          (Commission File Number)        (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)

    Liberty Lane, Hampton, New Hampshire                      03842
  ----------------------------------------           ------------------------
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (603) 929-2264
                                                     --------------

                             Not Applicable
                             ---------------
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS.

                  On March 28, 2002, GenTek Inc. issued a press release regarding the delisting of its shares from the New York Stock Exchange. On March 28, 2002, the NYSE informed the Registrant that its proposed plan to come back into compliance with NYSE continued listing requirements was not accepted and trading in the Registrant's stock will be suspended effective April 8, 2002. An application to delist the Registrant's common stock has been filed by the NYSE with the Securities and Exchange Commission and is currently pending. The Registrant plans to move its listing to the Over-the-Counter
(OTC) bulletin board.

                  The Registrant hereby incorporates by reference the information set forth in the press release, a copy of which is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS EXHIBITS.

                  (c)      Exhibits


         Exhibit Reference Number           Exhibit Description

                  99.1                      Press release of GenTek Inc.
                                            dated March 28, 2002.*
         -----------------
         * Filed herewith





                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENTEK INC.
                                      --------------------------
                                      (Registrant)


Date:  March 29, 2002            By:   /s/   Michael R. Herman
                                      ------------------------------
                                      Name:  Michael R. Herman
                                      Title: Vice President and General Counsel






                                               Exhibit 99.1


[GenTek Inc. Logo]


NEWS RELEASE

Media Contact:             Gia Oei, 603-929-2489
                           Gia.Oei@LatonaAssociates.com

Investor Contact:        Scott Scharer, 603-929-2502
                         Scott.Scharer@LatonaAssociates.com


             New York Stock Exchange Suspends GenTek Inc. Listing;

                 Company Intends to Move to OTC Bulletin Board

HAMPTON, N.H., March 28, 2002 -- GenTek Inc. (NYSE: GK) was informed today that the New York Stock Exchange (NYSE) has decided to suspend trading of GenTek's common stock effective prior to the opening of the market on April 8, 2002, as a result of GenTek's failure to meet the NYSE's continued listing requirements.

         GenTek had been working with the NYSE to satisfy the exchange's listing requirements and had submitted a plan to demonstrate compliance with the NYSE's continued listing requirements, but that plan was not accepted by the NYSE. GenTek plans to move its listing to the Over-the-Counter (OTC) bulletin board.


About GenTek Inc.

GenTek Inc. is a technology-driven manufacturer of communications products, automotive and industrial components, and performance chemicals. A global leader in a number of markets, GenTek provides state-of-the-art connectivity solutions for telecommunications and data networks, precision automotive valve-train components, and performance chemicals for environmental, pharmaceutical, technology and chemical-processing markets. Additional information about the company is available on GenTek's Web site at www.gentek-global.com.

This announcement includes forward-looking statements. GenTek has based these forward-looking statements on its current expectations and projections about future events. Although GenTek believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. GenTek undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this announcement might not occur.



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